SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report                                September 9, 1997
  (date of earliest event reported)                        (July 25, 1997)


                       FIRST WASHINGTON REALTY TRUST, INC.

             (Exact name of registrant as specified in its Charter)

        State of Maryland             0-25230                   52-1879972
  (State or other jurisdiction      (Commission               (I.R.S. Employer
        of incorporated)              File No.)              Identification No.)


   4350 East-West Highway, Suite 400
       Bethesda, Maryland                                         20814
 (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (301) 907-7800


                                    No change

             (Former name or address, if changed since last report)

Explanatory Note:

Pursuant to Item 7(a)(4) of Form 8-K, this Form 8-K/A amends the Company's Form 8-K filed on July 30, 1997 to include the historical financial statements and pro forma financial information required by Item 7(a) and (b) with respect to the six (6) properties (the Chicago properties) referred to insuch Form 8-K.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.


         (a) Financial Statements Applicable to Real Estate Properties to be Acquired.

                  Chicago Properties

                  Report of Independent Accountants

                  Combined Statements of Revenues and Certain Expenses for the year ended December 31, 1996 and the six months ended
                  June 30, 1997 (unaudited).

                  Notes to Combined Statements of Revenues and Certain Expenses


         (b)      Pro Forma Financial Information.

                  Pro Forma (unaudited):

                  Pro Forma Consolidated Balance Sheet as of June 30, 1997.

                  Pro Forma Consolidated Statements of Operations for the year ended December 31, 1996 and the six months ended
                  June 30, 1997.

                  Notes and Management's Assumptions to the Pro Forma Consolidated Financial Statements

         (c)      Exhibits

                  23.1     Consent of independent accountants

                                                     SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FIRST WASHINGTON REALTY TRUST, INC.
                           (Registrant)



                          By:             /s/ Jeffrey S. Distenfeld
                             Jeffrey S. Distenfeld
                             Senior Vice President, General Counsel





Date:    September 9, 1997

                         INDEX TO FINANCIAL STATEMENTS




Chicago Properties:                                                       Page


Report of Independent Accountants                                           F-2


Combine Statements of Revenues and Certain Expenses for the year ended
December 31, 1996 and the six months ended June 30, 1997 (unaudited)        F-3


Notes to Combined Statements of Revenues and Certain Expenses               F-4


First Washington Realty Trust, Inc. and Subsidiaries

Pro Forma (unaudited):


Pro Forma Consolidated Balance Sheet as of June 30, 1997                    F-6


Pro Forma Consolidated Statements of Operations for the year ended
December 31, 1996 and the six months ended June 30, 1997                    F-7


Notes and Management's Assumptions to the Pro Forma
Consolidated Financial Statements                                           F-9

Consent of Independent Accountant                                          F-11

                           REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Stockholders of First Washington Realty Trust, Inc.

We have audited the combined statement of revenues and certain expenses of the Chicago Properties (as defined in footnote 1 of this statement) for the year ended December 31, 1996. This financial statement is the responsibility of the Chicago Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of First Washington Realty Trust, Inc., and is not intended to be a complete presentation of the Chicago Properties' revenues and expenses and may not be comparable to results from future operations of the Chicago Properties. In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses as described in Note 1 of the Chicago Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.





Baltimore, Maryland
August 29, 1997

                                The Chicago Properties
                 Combined Statements of Revenues and Certain Expenses

                                 (dollars in thousands)


                                                            Six Months
                                            Year Ended                 Ended
                                            December 31, 1996     June 30, 1997
                                                                   (unaudited)


Minimum Base Rents                                    $6,847             $3,424
     Tenant Reimbursement Income                       3,091              1,546
     Percentage Rents                                    247                124
     Other Income                                         92                 46

                 Total Revenues                       10,277              5,140


     Real Estate Tax Expense                           2,451              1,226
     Recoverable Operating Expenses                      985                493
     Other Expense                                       251                126


                 Total Certain Expenses                3,687              1,845

     Revenues in Excess of Certain Expenses          $ 6,590             $3,295



                  The accompanying notes are an integral part
              of the statements of revenues and certain expenses.

                          NOTES TO COMBINED STATEMENTS OF
                           REVENUES AND CERTAIN EXPENSES

                              (dollars in thousands)

1.       Basis of Presentation

     The combined statements of revenues and certain expenses (the "Statement") relate to the operations of the six shopping center properties ( the "Chicago properties") which are expected to be acquired by First Washington Realty Trust Partnership (the "Company"), whose general partner is First Washington Realty Trust, Inc. The accompanying combined statement include certain accounts of the following properties:

                                             Percent
                 Location of       GLA       Leased  Significant Tenants
 Name            Property          Area (sf) 6/30/97 Lease Expiration Date

 McHenry Commons McHenry IL        100,526   97.2%  Omni Superstore (2018)
 Mallard Creek   Round Lake Beach,
                 IL                143,759   98.9%  Omni Superstore (2008)
 The Oaks        Des Plaines, IL   138,274   91.0%  Dominick's Finer Foods(2017)
 Riverside Sq/
 River's Edge    Chicago, IL       169,434   86.4%  Dominick's Finer Foods(2017)
 Pheasant Hill
 Plaza           Bolingbrook, IL   111,190  100.0%  Dominick's Finer Foods(2005)
 Stonebrook
 Plaza           Merrionette, IL    95,825   95.3%  Dominick's Finer Foods(2005)

                 Total/Average     759,008   94.2%




     Revenues and expenses are recorded using the accrual basis of accounting.

     The accompanying combined statement is not representative of the actual operations for the year presented as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Chicago Properties have been excluded. The Company is not aware of any material factors relating to the Chicago Properties that would cause the reported financial information not to be necessarily indicative of future operating results. Expenses excluded consist of interest, depreciation and amortization and management fees of $358 which in the opinion of management, are not directly related to the future operations of the properties.

     The unaudited interim combined statements of revenues and certain expenses of the Chicago Properties are prepared pursuant to the Securities and Exchange Commission's rules and regulations and generally accepted accounting principles applicable to interim financial statements. In the opinion of management, all adjustments, consisting solely of normal recurring adjustments, necessary for fair presentation of the combined statements of revenues and certain expenses for the interim period have been included. The current period's results of operations are not necessarily indicative of results which ultimately may be achieved for the year.

Operating  Leases

In addition to the minimum rent, certain tenant leases provide for the reimbursement of certain operating expenses and/or percentage rent in the amount of a percentage of annual gross sales in excess of a specified base sales amount.

Minimum rents presented for the six months ended June 30, 1997 and the year ended December 31, 1996 contain straight-line adjustments for rental revenue increases or abatements in accordance with generally accepted accounting principles. The aggregate rental revenue increases resulting from the straight-line adjustments for the six months ended June 30, 1997 and the year ended December 31, 1996 were $100 and $202, respectively.

The following tenants accounted for 10% or more of the total rents for 1996:

       Dominick's Finer Foods . . . . . . . . . . . . . . . $ 1,875
       Omni Superstore . . . . . . . . . . . . . . . . . . .$ 1,200

The properties are leased to tenants under operating leases with expiration date extending to the year 2010. Minimum future base rentals under noncancelable operating leases as of December 31, 1996 are approximately as follows:

        1997 . . . . . . . . . . . . . . . . . . . . . . . $  6,612
        1998 . . . . . . . . . . . . . . . . . . . . . . . . .6,221
        1999 . . . . . . . . . . . . . . . . . . . . . . . . .5,843
        2000 . . . . . . . . . . . . . . . . . . . . . . . . .5,235
        2001 . . . . . . . . . . . . . . . . . . . . . . . . .4,694
        2002 and thereafter  . . . . . . . . . . . . . . .   20,264

                                                            $48,869

             FIRST WASHINGTON REALTY TRUST, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             (dollars in thousands)
                                   (unaudited)


                                                    As of June 30, 1997

                                              Chicago    Mitchellville
                                   Historical Properties     Plaza     Pro Forma
                                             (A)            (B)      (unaudited)

                  ASSETS

Rental Properties:

 Land                                $70,930    $13,488      $3,857     $88,275
 Building and improvements           287,549     53,950      15,427     356,926
                                     358,479     67,438      19,284     445,201
  Accumulated depreciation           (35,056)                           (35,056)
  Rental properties, net             323,423     67,438      19,284     410,145
Cash and equivalents                   2,650                              2,650
Tenant receivables, net                5,783                              5,783
Deferred financing costs, net          3,964                              3,964
Other assets                           8,253                              8,253
    Total assets                    $344,073    $67,438     $19,284    $430,795

         LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:

 Mortgage and other notes payable   $192,377    $47,792     $14,912    $255,081
 Exchangeable Debentures              25,000                             25,000
 Accounts payable and accrued
  expenses                            10,179                             10,179
  Total Liabilities                  227,556     47,792      14,912     290,260

Minority Interest                     18,418                             18,418
Shareholder's equity:
  Common Stock $.01 par value,
   90,000,000 shares authorized;
   5,038,999 shares issued
   and outstanding                        50                                 50
  Convertible Preferred stock
   $.01 par value, 3,500,000
   shares designated; 2,314,189
   shares issued and outstanding          23                                 23
Additional paid-in capital           121,247     19,646       4,372     145,265
Accumulated distributions in
   excess in of earnings             (23,221)                           (23,221)
    Total stockholders' equity        98,099     19,646       4,372     122,117
    Total liabilities and
     stockholders' equity           $344,073    $67,438     $19,284    $430,795



             The accompanying notes and management assumptions are an integral part of these consolidated pro forma financial statements.

               FIRST WASHINGTON REALTY TRUST, INC. AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  (dollars in thousands, except per share amounts)


                                            Period ending June 30, 1997

                                       Chicago     Mitchellville Other
                            Historical Properties  Plaza   Adjustments Pro Forma
                                          (B)       (C)              (unaudited)

Revenue:

 Minimum rents                $20,666     $3,424   $1,058    $   -   $25,148
 Tenant reimbursements          4,231      1,546      302        -     6,079
 Percentage rents                 573        124        0        -       697
 Other income                     447         46        0        -       493
  Total revenues               25,917      5,140    1,360        0    32,417

Expenses:

 Property operating and
  maintenance                   6,726      1,845      325      160(D)  9,056
 General and administrative     2,140                                  2,140
 Interest                       8,928                        2,448(E) 11,376
 Depreciation and
  amortization                  5,117                        1,101(F)  6,218
                               22,911      1,845      325    3,709    28,790

Income (loss) before income
 from Management
  Company and minority interest 3,006      3,295    1,035   (3,709)    3,627
Income from Management Company    299          0        0                299
Income (loss) before minority
  interest and distribution to
  Preferred Stockholders        3,305      3,295    1,035   (3,079)    3,926
Income allocated to minority
 interest                        (499)         0        0     (182)     (681)(G)
  Income before distributions
   to preferred stockholders    2,806      3,295    1,035   (3,891)    3,245
Distributions to preferred
 stockholders                  (2,820)                                (2,820)
Income (loss) allocated
 to common stockholders          ($14)    $3,295   $1,035  ($3,891)     $425
Income (loss) allocated
 to common stockholders        ($0.00)                                 $0.09
Average number of
 outstanding shares             4,968                                  4,968


             The accompanying notes and management assumptions are an integral part of these consolidated pro forma financial statements.

            FIRST WASHINGTON REALTY TRUST, INC. AND SUBSIDIARIES
              PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
              (dollars in thousands, except per share amounts)


                                            Year ending December 31, 1996

                               1996       Chicago Mitchellville  Other
                    Historical Properties Properties Plaza Adjustments Pro Forma
                                  (A)        (B)                     (unaudited)

Revenue:

 Minimum rents         $31,925    $6,747     $6,847 $2,116 $    -    $47,635
 Tenant reimbursements   6,704     1,599      3,091    604      -     11,998
 Percentage rents          664       349        247      0      -      1,260
 Other income            1,672        19         92      0      -      1,783
  Total revenues        40,965     8,714     10,277  2,720      0     62,676

Expenses:

 Property operating
  and maintenance       10,270     2,073      3,687    651    539(D)  17,220
 General and
  administrative         3,137                                         3,137
 Interest               14,986                              8,061(E)  23,047
 Depreciation and
  amortization           8,019                              3,887(F)  11,906
                        36,412     2,073      3,687    651 12,487     55,310

Income (loss) before
 income from Management
 Company and minority
 interest                4,553     6,641      6,590  2,069(12,487)     7,366
Income from Management
 Company                   221         0          0      0               221
Income (loss) before
 minority interest and
 distribution to
 Preferred Stockholders  4,774     6,641      6,590  2,069(12,487)     7,587
Income allocated to
 minority interest        (694)        0          0      0   (597)    (1,291)(G)
Income before
 distributions to
 preferred stockholders  4,080     6,641      6,590  2,069(13,084)     6,296
Distributions to
 preferred stockholders (5,641)                                       (5,641)
Income (loss) allocated
 to common stockholders($1,561)   $6,641     $6,590 $2,069($13,084)     $655
Income (loss) allocated
 to common stockholders ($0.46)                                        $0.19
Average number of
 outstanding shares      3,367                                         3,367



              The accompanying notes and management assumptions are an integral part of these consolidated pro forma financial statements.

              FIRST WASHINGTON REALTY TRUST, INC. AND SUBSIDIARIES
                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                 THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                             (dollars in thousands)
                                   (unaudited)


1.   Basis of Presentation:

     The accompanying unaudited Pro Forma Consolidated Balance Sheet is presented as if the Chicago Properties acquisition had occurred on June 30, 1997. The Pro Forma Consolidated Balance Sheet also reflects the acquisition of Mitchellville Plaza as of June 30, 1997. Mitchellville Plaza is a 155,000 square foot shopping center located in Mitchellville, Maryland, a suburb of Washington D.C. The property is anchored by Food Lion. The potential acquisition became probable on September 8, 1997. Closing is expected to take place in October 1997.

     The accompanying unaudited Pro Forma Consolidated Statements of Operations are presented as if:

(i) the properties acquired in 1996, i.e., Cloppers Mill Village, Takoma Park, Southside Marketplace, Kings Park, Newtown Square, Northway Shopping Center, City Line Avenue, Shoppes of Graylyn and Four Mile Fork (together the "1996 Properties") had been consummated as of January 1, 1996;

(ii) the Chicago Properties acquisition had been consummated as of January 1, 1996, and

(iii) the Mitchellville Plaza acquisition had occurred as of January 1, 1996.


     These pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto. In management's opinion, all adjustments necessary to reflect the effects of the acquisition of the 1996 Properties, the Chicago Properties and Mitchellville Plaza have been made.

     The unaudited pro forma consolidated financial statements are not necessarily indicative of the actual financial position at June 30, 1997 or what the actual results of operations of the Company would have been assuming the acquisition of the 1996 Properties, the Chicago Properties and Mitchellville Plaza, had been completed as of January 1, 1996, nor are they indicative of the results of operations for future periods.

2.       Adjustments to Pro Forma Consolidated Balance Sheet:

(A) Reflects the assumed purchase of the Chicago Properties for $67,438 including the payment of transaction expenses of $600. The acquisitions were financed with assumed mortgage debt of $43,610, borrowings under on the Company's line of credit of $4,182, and the issuance of 836,000 Common
Units with a value of $19,646.

(B) Reflects the assumed purchase of Mitchellville Plaza for $19,284 including the payment of transaction expenses of $284. The acquisition is financed with assumed mortgage debt of $13,934, borrowings under the Company's line of credit of $978 and the issuance of 186,000 Common Units with a value of $4,372.

3.       Adjustments to Pro Forma Consolidated Statement of Operations:

(A) Reflects the historical 1996 operations of the 1996 Properties for the period prior to their acquisition by the Company.

(B) Reflects the operations of the Chicago Properties for the twelve months ended December 31, 1996 and the six months ended June 30, 1997.

(C) Reflects the operations of Mitchellville Plaza for the twelve months ended December 31, 1996 and the six months ended June 30, 1997.


                                                       Six Months          Year
                                                            Ended         Ended
                                                    June 30, 1997  Dec 31, 1996

(D) Reflects the net increase in property
     operating maintenance costs relating to:
    1996 Properties management fees to be incurred      $     -           $252
    Chicago Properties management fees to be incurred       126            219
    Mitchellville Plaza management fees to be incurred       34             68

                                                           $160           $539

(E) Reflects the net increase in interest
     expense relating to:
    1996 Properties Mortgage Notes                    $       -         $2,505
    Chicago Properties Mortgage Notes                     1,705          3,410
    Mitchellville Plaza Mortgage Note                       557          1,115
    Borrowings on the Company's line of credit              186          1,031

                                                         $2,448         $8,061



(F) Reflects the net increase in depreciation and amortization relating to:

    Chicago Properties                                  $   856         $1,713
    1996 Properties                                          -           1,684
    Mitchellville Plaza                                     245            490

                                                         $1,101         $3,887

Depreciation is calculated using the straight-line method over 31.5 years.
It is assumed that 80% of the acquisition cost basis is allocated to the building.

(G) Reflects limited partner's interest in the
Operating Partnership as follows:
    Pro Forma income before distributions
    and minority interest                                $3,926         $7,587
    Distributions to Preferred Stockholders (84.4%)      $2,821         $5,641
    Distributions to Preferred Unit holders
    minority interest (15.6%)                               523          1,045
    Total Distributions to Preferred                     $3,344         $6,686
    Income Available for Common Shareholders             $  582         $  901

    Income allocated to common minority interest (27.3%) $  159         $  246

    Total Income allocated to minority interest          $  681         $1,291


                                        CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of First Washington Realty Trust, Inc. and Subsidiaries on Form S-3 (File No. 333-24017) of our report dated August 29, 1997, on our audit of the combined Statement of Revenues and Certain Expenses for the Chicago Properties (as defined in footnote No. 1 of that statement) for the year ended December 31, 1996, which report is included in this Form 8-K.




         COOPERS & LYBRAND L.L.P.


Baltimore Maryland
September 9, 1997